Exhibit 99.77Q1(a)

BlackRock S&P Quality Rankings Global Equity Managed Trust

77Q1(a):
Copies of material amendments to Registrant’s by-laws

Amended and Restated By-Laws of the Registrant is hereby incorporated by reference to the Registrant’s Form 8-K filed on October 29, 2010 (SEC Accession No. 0001193125-10-240170 (34 Act)).